WEINICK   SANDERS                                                 1375 BROADWAY
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     LEVENTHAL & CO., LLP                             NEW YORK, N.Y. 10018-7010
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          CERTIFIED PUBLIC ACCOUNTANTS                  212-869-3333
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                 CONSENT OF WEINICK SANDERS LEVENTHAL & CO., LLP
                   (INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS)




      We consent to the use in Amendment No. 6 to the Registration Statement of SearchHelp, Inc. on Form SB-2, SEC File 333-97687, under the Securities Act of 1933 of our report dated February 15, 2005 and to the reference to our firm under the heading "Experts" in the Prospectus.







                                        /s/WEINICK SANDERS LEVENTHAL & CO., LLP




      New York, New York
      June 6, 2005